SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 1999



                                 CSX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Virginia
         (State or other jurisdiction of incorporation or organization)


                   2-63273                           62-1051971
                 (Commission                      (I.R.S. Employer
                  File No.)                      Identification No.)


           One James Center, 901 East Cary Street, Richmond, VA 23219
               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number, including area code:
                                 (804) 782-1400








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ITEM 5.        OTHER EVENTS

               On June 1, 1999, CSX Corporation ("CSX") and Norfolk Southern Corporation ("Norfolk Southern") formally began integrated operations over their respective portions of the Conrail Inc. ("Conrail") rail system. This step implements the operating plan envisioned by CSX and Norfolk Southern when they completed the joint acquisition of Conrail in May 1997 and later received regulatory approval permitting them to exercise joint control over Conrail in August 1998.

               Under this operating plan, CSX Transportation, Inc. ("CSXT"), CSX's rail subsidiary, has added approximately 4,400 route miles of track in the Northeastern and Midwestern United States and in Canada to its existing lines concentrated in the Middle Atlantic and Southeastern United States. To service the new operations, approximately 6,200 former Conrail employees have joined CSXT. CSXT now operates a network of more than 22,700 route miles in 23 states, the District of Columbia, and two Canadian provinces and employs approximately 34,500 employees across the combined system.

               The rail subsidiaries of CSX and Norfolk Southern operate their respective portions of the Conrail system pursuant to various operating agreements which took effect on June 1 and pay operating fees to Conrail for the use of right-of-way and equipment. Conrail continues to provide rail service in certain geographic areas for the joint benefit of CSX and Norfolk Southern for which it is compensated on the basis of usage by the respective railroads.

               CSX and Norfolk Southern, through a joint acquisition entity, hold economic interests in Conrail of 42% and 58%, respectively, and voting interests of 50% each.

               CSX's press release announcing the event is included as an exhibit hereto and is incorporated herein by reference. Copies of material contracts governing the transaction and related operations are also filed as exhibits hereto.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               The following exhibits are filed as a part of this report.

10.1 Amendment No. 1, dated as of August 22, 1998, to the Transaction Agreement, dated as of June 10, 1997, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, Conrail Inc., Consolidated Rail Corporation, and CRR Holdings LLC.


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS, Continued


10.2                      Amendment  No.  2,  dated as of June 1,  1999,  to the
                          Transaction Agreement, dated June 10, 1997, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, Conrail Inc., Consolidated Rail Corporation, and CRR Holdings, LLC.

10.3                      Operating Agreement,  dated as of June 1, 1999, by and
                          between   New   York   Central   Lines   LLC  and  CSX
                          Transportation, Inc.

10.4 Shared Assets Area Operating Agreement for North Jersey, dated as of June 1, 1999, by and among Consolidated Rail Corporation, CSX Transportation, Inc., and Norfolk Southern Railway Company, with exhibit thereto.

10.5 Shared Assets Area Operating Agreement for Southern Jersey/Philadelphia, dated as of June 1, 1999, by and among Consolidated Rail Corporation, CSX Transportation, Inc., and Norfolk Southern Railway Company, with exhibit thereto.

10.6 Shared Assets Area Operating Agreement for Detroit, dated as of June 1, 1999, by and among Consolidated Rail Corporation, CSX Transportation, Inc., and Norfolk Southern Railway Corporation, with exhibit thereto.

10.7 Monongahela Usage Agreement, dated as of June 1, 1999, by and among CSX Transportation, Inc., Norfolk Southern Railway Company, Pennsylvania Lines LLC, and New York Central Lines LLC, with exhibit thereto.

99.1                      Press release issued by CSX Corporation on June 1,
                          1999.






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                                    Signature

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   CSX CORPORATION

                                              By:  /s/ MARK G. ARON
                                                   ----------------
                                                   Mark G. Aron
                                                   Executive Vice President -
                                                   Law & Public Affairs


Date:  June 11, 1999




























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                                  EXHIBIT LIST


Exhibit                                   Description


      10.1 Amendment No. 1, dated as of August 22, 1998, to the Transaction Agreement, dated as of June 10, 1997, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, Conrail Inc., Consolidated Rail Corporation, and CRR Holdings LLC.

      10.2 Amendment No. 2, dated as of June 1, 1999, to the Transaction Agreement, dated June 10, 1997, by and among CSX Corporation, CSX Transportation, Inc., Norfolk Southern Corporation, Norfolk Southern Railway Company, Conrail Inc., Consolidated Rail Corporation, and CRR Holdings, LLC.

      10.3 Operating Agreement, dated as of June 1, 1999, by and between New York Central Lines LLC and CSX Transportation, Inc.

      10.4 Shared Assets Area Operating Agreement for North Jersey, dated as of June 1, 1999, by and among Consolidated Rail Corporation, CSX Transportation, Inc., and Norfolk Southern Railway Company, with exhibit thereto.

      10.5 Shared Assets Area Operating Agreement for Southern Jersey/Philadelphia, dated as of June 1, 1999, by and among Consolidated Rail Corporation, CSX Transportation, Inc., and Norfolk Southern Railway Company, with exhibit thereto.

      10.6 Shared Assets Area Operating Agreement for Detroit, dated as of June 1, 1999, by and among Consolidated Rail Corporation, CSX Transportation, Inc., and Norfolk Southern Railway Corporation, with exhibit thereto.

      10.7 Monongahela Usage Agreement, dated as of June 1, 1999, by and among CSX Transportation, Inc., Norfolk Southern Railway Company, Pennsylvania Lines LLC, and New York Central Lines LLC, with exhibit thereto.

      99.1     Press release issued by CSX Corporation on June 1, 1999.







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